                                                                     EXHIBIT (q)

                                POWER OF ATTORNEY

         The undersigned, being Officers and Trustees of each of the Van Kampen Open End Trusts (individually, a "Trust") as indicated on Schedule 1 attached hereto and incorporated by reference, each a Delaware business trust, except for the Van Kampen Pennsylvania Tax Free Income Fund being a Pennsylvania trust, and being Officers and Directors of Van Kampen Series Fund, Inc. (the "Corporation"), a Maryland corporation, do hereby, in the capacities shown below, Michael H. Santo, Sara L. Badler, and Weston B. Wetherell, each of Oakbrook Terrace, Illinois, as agents and attorneys-in-fact with full power of substitution and resubstitution, for each of the undersigned, to execute and deliver, for and on behalf of the undersigned, any and all amendments to the Registration Statement filed by each Trust or the Corporation with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933 and the Investment Company Act of 1940.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

Dated: August 23, 2001

        SIGNATURE                                        TITLE
        ---------                                        -----
/s/ Richard F. Powers, III                         President, Trustee/Director
-----------------------------------------
        Richard F. Powers, III

/s/ John L. Sullivan                               Vice President, Chief
-----------------------------------------          Financial Officer and
        John L. Sullivan                           Treasurer

/s/ J. Miles Branagan                              Trustee/Director
-----------------------------------------
        J. Miles Branagan

/s/ Jerry D. Choate                                Trustee/Director
-----------------------------------------
        Jerry D. Choate

/s/ Linda Hutton Heagy                             Trustee/Director
-----------------------------------------
        Linda Hutton Heagy

/s/ R. Craig Kennedy                               Trustee/Director
-----------------------------------------
        R. Craig Kennedy

/s/ Mitchell M. Merin                              Trustee/Director
-----------------------------------------
        Mitchell M. Merin

/s/ Jack E. Nelson                                 Trustee/Director
-----------------------------------------
        Jack E. Nelson

/s/ Phillip B. Rooney                              Trustee/Director
-----------------------------------------
        Phillip B. Rooney

/s/ Wayne W. Whalen                                Trustee/Director
-----------------------------------------
        Wayne W. Whalen

/s/ Suzanne H. Woolsey                             Trustee/Director
-----------------------------------------
        Suzanne H. Woolsey

                                   SCHEDULE 1


VAN KAMPEN U.S. GOVERNMENT TRUST
VAN KAMPEN TAX FREE TRUST
VAN KAMPEN TRUST
VAN KAMPEN EQUITY TRUST
VAN KAMPEN EQUITY TRUST II
VAN KAMPEN TAX FREE MONEY FUND VAN KAMPEN COMSTOCK FUND VAN KAMPEN CORPORATE BOND FUND VAN KAMPEN EMERGING GROWTH FUND VAN KAMPEN ENTERPRISE FUND VAN KAMPEN EQUITY INCOME FUND VAN KAMPEN GOVERNMENT SECURITIES FUND VAN KAMPEN GROWTH AND INCOME FUND VAN KAMPEN HARBOR FUND
VAN KAMPEN HIGH INCOME CORPORATE BOND FUND
VAN KAMPEN LIFE INVESTMENT TRUST
VAN KAMPEN LIMITED MATURITY GOVERNMENT FUND
VAN KAMPEN PACE FUND
VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND
VAN KAMPEN REAL ESTATE SECURITIES FUND
VAN KAMPEN RESERVE FUND
VAN KAMPEN TAX-EXEMPT TRUST
VAN KAMPEN U.S. GOVERNMENT TRUST FOR INCOME